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                                                                   EXHIBIT 99.01

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Annual Report on Form 10-K/A, Amendment Number 1 of PLATO Learning, Inc. (the "Company") for the year ended October 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of John Murray, the President and Chief Executive Officer of the Company, and Gregory J. Melsen, the Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 16, 2003              /s/ John Murray
                                    ----------------------------------
                                    President and
                                    Chief Executive Officer

                                    /s/ Gregory J. Melsen
                                    ----------------------------------
                                    Vice President Finance and
                                    Chief Financial Officer